                        AMENDMENT TO EMPLOYMENT AGREEMENT

        This Amendment (this "Amendment") is made this 20th day of December, 2004, by and between Jon Scott Bennett ("Executive"), an individual, and The Majestic Star Casino, LLC, an Indiana limited liability company dba Majestic Star and Majestic Investor (the "Company").

                                    RECITALS

        A. Each of the undersigned is a party to that certain Employment Agreement entered into as of October 21, 2002, as amended on April 20, 2004, (collectively the "Employment Agreement").

        B. The parties hereto desire to amend the Employment Agreement as set forth herein and desire that, except as set forth in this Amendment, the Employment Agreement shall remain in full force and effect in accordance with its terms.

        NOW THEREFORE, in consideration of the premises and respective representations, warranties, covenants, agreement and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the foregoing recitals are true and correct, and further agree as follows:

        1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

        2. Amendment. The Employment Agreement is amended by this Amendment as follows:

                (a) THE PERIOD OF EMPLOYMENT SHALL BE EXTENDED FOR AN ADDITIONAL NINE (9) MONTH PERIOD, WHICH PERIOD SHALL COMMENCE ON APRIL 21, 2005, AND CONCLUDE ON JANUARY 20, 2006 (THE "EXTENDED TERM");

                (b) EFFECTIVE JANUARY 1, 2005, EXECUTIVE'S ANNUAL BASE SALARY SHALL BE $275,000.00, TO BE PAID IN ACCORDANCE WITH THE COMPANY'S PAYROLL PRACTICES IN PLACE FROM TIME TO TIME;

                (c) THE PERIOD OF EMPLOYMENT AND ALL TERMS AND CONDITIONS CONTAINED IN THE EMPLOYMENT AGREEMENT SHALL AUTOMATICALLY, COMPLETELY, AND FINALLY EXPIRE AND NONE SHALL RENEW FOR ANY PURPOSE WHATSOEVER AT THE CONCLUSION OF THE EXTENDED TERM UNLESS THE COMPANY PROVIDES THE EXECUTIVE AT LEAST NINETY
(90) DAYS ADVANCE WRITTEN NOTICE OF COMPANY'S EXPRESS INTENTION TO RENEW THE PERIOD OF EMPLOYMENT OR ANY TERM OR CONDITION CONTAINED IN THE EMPLOYMENT AGREEMENT;

                (d) THAT UNLESS THE COMPANY RENEWS THE PERIOD OF EMPLOYMENT AND/OR ANY TERM OR CONDITION CONTAINED IN THE EMPLOYMENT AGREEMENT IN



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ACCORDANCE WITH THE REQUIREMENTS SET FORTH IN PARAGRAPH 2(b) OF THIS AMENDMENT,
THE EXECUTIVE SHALL CEASE TO BE EMPLOYED PURSUANT TO ANY TERM AND CONDITION SET FORTH IN THE EMPLOYMENT AGREEMENT AND SHALL COMMENCE AT-WILL EMPLOYMENT BY THE COMPANY EFFECTIVE JANUARY 21, 2006, WHICH SHALL ALLOW THE COMPANY TO TERMINATE EXECUTIVE'S EMPLOYMENT WITH OR WITHOUT CAUSE AT ANY TIME; PROVIDED, HOWEVER, THAT IF THE COMPANY EXERCISES ITS RIGHTS UNDER THIS PARAGRAPH 2(c), COMPANY SHALL GIVE EXECUTIVE AT LEAST NINETY (90) DAYS ADVANCE WRITTEN NOTICE OF ITS INTENTION TO EXERCISE THIS RIGHT AND MAY PAY EXECUTIVE THE EQUIVALENT OF NINETY
(90) DAYS SALARY (AS SET FORTH ABOVE) IN LIEU OF NINETY (90) DAYS NOTICE; AND,

                (e) SHOULD EXECUTIVE CEASE HIS EMPLOYMENT PRIOR TO RECEIPT OF PAYMENT OF ANY BONUS THAT MAY BE DUE EXECUTIVE FOR PERFORMANCE OCCURRING IN 2005, THE COMPANY SHALL NONETHELESS BE REQUIRED TO DELIVER TO EXECUTIVE SUCH BONUS.

        3. No Implied Amendments. Except as expressly provided herein, the Employment Agreement is not being amended, supplemented, or otherwise modified, and the Employment Agreement shall continue in force and effect in accordance with its terms.

        4. Counterparts. This Amendment may be executed in one or more counterparts, including, without limitation, facsimile counterparts, each of which shall be deemed an original but all such counterparts together shall constitute one and the same agreement.

        5. Binding Effect and Amendment. This Amendment shall be binding upon the parties hereto and their permitted successors and assigns under the Employment Agreement. This Amendment may be amended, altered or changed only by an instrument in writing signed by all of the parties hereto.

        6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Nevada.

        7. Notices. Notwithstanding any provision in the Employment Agreement to the contrary, all notices and other communications under or in connection with this Amendment shall be in writing and shall be deemed given (a) if delivered personally (including by overnight express or messenger), upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three (3) days after being mailed, or (c) if given by facsimile, upon sender's confirmation of transmission by facsimile, in each case to the parties at the following addresses or to such other address or facsimile number as shall be specified in writing by the intended recipient of such notice:


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                If to Company:                  The Majestic Star Casino, LLC
                                                c/o Fitzgeralds Casino Hotel
                                                301 Fremont Street, 12th Floor
                                                Las Vegas, Nevada 89101
                                                Attn: President and CEO
                                                Facsimile: (313) 496-8700


                If to Executive:                JON S. BENNETT
                                                5660 Coe Estates Ct.
                                                Las Vegas, NV 89149
                                                Phone: (702) 341-5878
                                                Facsimile: (702) 341-5878

                                                IN WITNESS WHEREOF, the parties
                                                hereto have executed this
                                                Amendment or caused this
                                                Amendment to be executed on its
                                                behalf by a representative duly
                                                authorized, as of the date first
                                                above written.

                                    COMPANY:

                                    THE MAJESTIC STAR CASINO, LLC

                                    By:     /S/ Don H. Barden
                                            ---------------------
                                    Name:   Don H. Barden
                                    Title:  President and CEO


                                    EXECUTIVE

                                    By:     /S/ Jon Scott Bennett
                                            ---------------------
                                    Name:   Jon Scott Bennett
                                    Title:  Vice President and CFO



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